Annual Fund Operating Expenses - Class S - Thrivent Mid Cap Growth Fund - Class S	Feb. 28, 2021
Operating Expenses:
Management Fees	0.75%
Distribution and Shareholder Service (12b-1) Fees	none
Other Expenses	2.63%
Total Annual Fund Operating Expenses	3.38%
Less Fee Waivers and/or Expense Reimbursements	2.48%	[1]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.90%

[1]	The Adviser has contractually agreed, through at least February 28, 2022, to waive a portion of the management fees associated with the Class S shares of the Thrivent Mid Cap Growth Fund in order to limit the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 0.90% of the average daily net assets of the Class S shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.